UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): 01/06/2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 6 January 2004 - Holding(s) in Company

Marconi received the following notification today:





                            Appaloosa Management LP

                                 26 Main Street

                                Chatham NK 07928





5 January, 2004





The Directors

Marconi Corporation plc

c/o Mary Skelley

Regent's Place

338 Euston Road

London NW1 3BT



Dear Sirs,



Marconi Corporation PLC (The "Company")



We hereby give you notice pursuant to Part VI of the Companies Act 1985 that Appaloosa Investment Limited Partnership I of 26 Main Street, Chatham, New Jersey 07928, USA no longer has a notifiable interest in the ordinary share capital of the Company.



Please acknowledge receipt of this letter by return to our English counsel, Bingham McCutchen LLP, marked for the attention of Vance Chapman.





Yours faithfully





For an on behalf of

Appaloosa Investment Limited Partnership I




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 6, 2004